CUSIP NO. 457153                      13G                          Page 66 of 73


                                                                       Exhibit 2

                                POWER OF ATTORNEY

     Know all men by these presents, that each of the undersigned hereby constitutes and appoints each of Lily Yan Arevalo and James E. Anderson, Jr., signing singly, such undersigned's true and lawful attorneys-in-fact to:

     1. execute for and on behalf of such undersigned, in such undersigned's capacity as a beneficial owner of stock of Ingram Micro Inc. (the "Company"), any Schedule 13G or Schedule 13D, or any amendment thereto (collectively, the "Schedules"), in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

     2. do and perform any and all acts for and on behalf of such undersigned which may be necessary or desirable to complete and execute any such Schedules and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of such undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     Each undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of such undersigned, are not assuming, nor is the Company assuming, any

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CUSIP NO. 457153                      13G                          Page 67 of 73


of such undersigned's responsibilities to comply with the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect with respect to each undersigned until such undersigned is no longer required to file Schedules with respect to such undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by such undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     By execution of this Power of Attorney, each undersigned hereby revokes any previous Power of Attorney executed in favor of any other entity or entities, person or persons for the purposes described herein.

     IN WITNESS WHEREOF, the undersigned have each caused this Power of Attorney to be executed as of the 14th day of February, 2000.

                                          SIGNATURE

                                          THE ORRIN H. INGRAM ANNUITY
                                          TRUST 1999

                                          By: Orrin H. Ingram as Trustee


                                          By: /s/ Orrin H. Ingram
                                              --------------------------
                                              Orrin H. Ingram
                                              Trustee



                                          THE ORRIN AND SARA INGRAM
                                          FAMILY 1997 GENERATION
                                          SKIPPING TRUST

                                          By: William S. Jones as Trustee


                                          By: /s/ William S. Jones
                                              --------------------------
                                              William S. Jones
                                              Trustee